Exhibit 10(g)

Contract for Services amongst CEST Co., Ltd., Yellowstone Corporate Services, Inc. and Jupiter Capital Korea Co. Ltd. dated August 30, 2002


                       CONTRACT FOR SERVICES

This agreement ("Agreement") is made effective by and among Yellowstone Corporate Services Inc. (hereinafter referred to as "YCSI") whose principal business address is 21/F, Centre Point, 181-183 Gloucester Road, Wan Chai, Hong Kong, Jupiter Capital Korea Co. Ltd.(hereinafter referred to as "JCK") whose principal business address is Suite 315, Life Officetel B/D, 61-3 Youido-Dong,
Youngdeungpo-Gu,  Seoul,  150-731,  Korea,  and   the   undersigned
(hereinafter referred to as the "Client"):

COMPANY:     CEST Co., Ltd.

ADDRESS:     1500-8, Seocho 3-dong, Seocho-gu,
             Seoul, Korea, 137-073

WHEREAS, Client wishes to become a quoted company, either directly or indirectly, on the Over-The-Counter Bulletin Board ("OTCBB") administered by the National Association of Securities Dealers ("NASD") in the United States of America through corporate restructuring and fulfillment of all necessary and applicable legal and regulatory requirements (the "OTCBB Quotation Exercise").

WHEREAS, Client wishes to retain YCSI & JCK jointly and collectively as an Independent Project Manager, and YCSI & JCK wish to be retained in such capacity and perform certain services for Client in connection with the OTCBB Quotation Exercise.

THEREFORE, all parties hereto agree as follows:

1. Appointment: Client hereby appoints YCSI & JCK jointly and collectively as an Independent Project Manager for the OTCBB Quotation Exercise, and YCSI & JCK hereby accept appointment in such capacity in accordance with the terms and conditions as set out in this Agreement.

2.     Duties  of  YCSI  &  JCK:   YCSI  &  JCK  will  jointly  and
  collectively provide the following services:

  a) Improve a business plan or amend an existing one in accordance with YCSI & JCK's standard;
b) Introduce and assist Client to secure services from United States ("US") based corporate securities advisors ("Advisors") and work with Advisors to carry out the following phases of the OTCBB Quotation Exercise:-

      i. Corporate restructuring and creation/acquisition of an appropriate legal entity whose securities are to be quoted on the OTCBB ("Listing Vehicle");
      ii. Cause the preparation and filing of all documents with US State securities regulatory authorities when applicable and with the US Securities Exchange Commission ("US SEC");
      iii. Assist Client to make arrangements to build up a shareholder base for the Listing Vehicle; and
      iv. Assist Client to locate and negotiate a contract with a licensed level three market maker ("Market Maker") who will file Client's Form 211 with the NASD for the quotation of Listing Vehicle's securities on the OTCBB.

  c) Introduce and assist Client to secure qualified Accountants ("Accountants") to carry out the required audit of Client's financial statements prepared in accordance with US Generally Accepted Accounting Principles ("US GAAP");
  d) Introduce and assist Client to secure qualified securities lawyers ("Lawyers"), if necessary, to represent Client during the OTCBB Quotation Exercise; and
  e) Acts as the coordinator amongst the Advisors, Accountants, Lawyers, Market Maker and Client, and monitors the progress of the OTCBB Quotation Exercise.

3. Provision of Information: Client agrees to provide YCSI & JCK within an indicated time frame with any information and documents as may be requested by YCSI & JCK, Advisors, Accountants, Lawyers and Market Maker in connection with the OTCBB Quotation Exercise. Client shall be solely responsible for the accuracy of the information and representations contained in any documents to be prepared by any of these parties on behalf of Client. YCSI & JCK shall not be held liable to any of Client's damages resulting from Client's repeated failure to provide information requested by YCSI & JCK within the indicated time frame.

4.    Cash  compensation,  stock subscription right  and  warrants:
  YCSI's & JCK's compensation as set out in this paragraph includes costs incurred for the services of Advisors, Lawyers and Market Maker in connection with the OTCBB Quotation Exercise but exclude Client's engagement for the services of Accountants. Client shall provide cash of US$200,000 (United States Dollars two hundred thousand only) as cash compensation to YCSI & JCK for the services provided as stipulated in paragraph 2 of this Agreement. The cash compensation shall consist of and be paid to YCSI & JCK as follows:

      Cash payment 1:   Client  disburses and YCSI  &  JCK  collect
                         cash payment of a non-refundable retainer of US$30,000 within three business days upon the execution of this Agreement.

      Cash payment 2:   After  2 month later, Client disburses  and
                         YCSI & JCK collect cash payment of an additional US$40,000 upon engagement of Advisors by YCSI & JCK on behalf of Client for services in connection with its OTCBB Quotation Exercise.

      Cash payment 3:   After 4 month later, YCSI & JCK collect
                         cash payment of an additional US$50,000
                         upon the OTCBB Quotation Exercise.

      Cash payment 4:   Client disburses and YCSI & JCK collect
                         cash payment of an additional US$80,000
                         within three business days upon
                         notification by the NASD of the Listing
                         Vehicle's clearance for quotation on the OTCBB.

      Stock subscription right:    Client shall grant  to  JCK  the
                         right  to subscribe 300,000 shares of  the
                         Listing  Vehicle's Common  Stock   at  the
                         contemplated par value of US$0.001 per share.

                        Client  shall cause the Listing Vehicle  to
                         sell   700,000  shares  of   the   Listing
                         Vehicle's  Common Stock  at par  value  of
                         US$0.001    per   share   to   YCSI    for
                         distribution to its stockholders (after these shares have been registered with the US SEC under the Securities Act of 1933, as amended).

      Warrants:         Client  shall cause the Listing Vehicle  to
                         grant    warrants   (with   each   warrant
                         convertible into one share of Common Stock
                         of  the  Listing  Vehicle at  an  exercise
                         price  of  US$0.20  per  share)   to   the
                         following  parties : 500,000  warrants  to
                         YCSI  ,  300,000  warrants  to  JCK,   and
                         200,000 warrants to Advisors, Lawyers  and
                         Market   Maker  nominated   by   YCSI   as
                         appropriate.  Client agrees to  cause  the
                         Listing Vehicle to register these warrants
                         in  its first Registration Statement to be
                         filed   with  the  US  SEC  a  under   the
                         Securities Act of 1933, as amended.

  Client agrees that the Listing Vehicle shall have a maximum of 10 million shares of its Common Stock issued and outstanding immediate after JCK and YCSI exercise its stock subscription right.

5.    Appointment  of  Advisors, Accountants,  Lawyers  and  Market
  Maker: YCSI & JCK shall engage Advisors, Accountants, Lawyers and Market Maker on behalf of Client. Under all circumstances, Client shall enter into direct agreement with Accountants to contract for their services to be rendered in connection with Client's OTCBB Quotation Exercise.

6. Other Expenses: Client shall be responsible to pay any direct filing fees required to be submitted with any registration, filings, membership applications, self-regulatory agency fees, bonding, fingerprinting, or testing expenses. YCSI & JCK will assist Client to make arrangements to make payments on these items when applicable.

7. Certain Circumstances: YCSI & JCK assume no responsibility for the performance of Advisors, Accountants, Lawyers and Market Maker, and any occurrences beyond its control, including but not limited to Federal and State filing backlogs or agency computer breakdowns, which may result in processing delays. YCSI & JCK will use its best efforts to perform its duties as fully delineated in paragraph 2 of this Agreement but cannot guarantee that any registration of Listing Vehicle's stock will be granted by the US Federal and if applicable State securities regulatory authorities. In no event will YCSI & JCK be liable for actual, incidental, consequential, related or any other type of damages, in any amount, attributable to such error or oversight on the part of YCSI & JCK.

8. Indemnification: Client hereby agrees to indemnify and hold harmless YCSI & JCK, their Directors, Officers, employees, agents, representatives, assigns, and controlling persons (and other officers, directors, employees, agents, representatives, assigns and controlling persons) from any and all losses, claims, damages, liabilities, costs, and expenses (and all other actions, suits, proceedings, or claims in respect thereof) and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the cost of investigating, preparing or defending any such action, suit, proceeding, or claim, whether or not in connection with any action, suit, proceeding or claim for which it is a party), as and when incurred, directly or indirectly, caused by, relating to, based upon or arising out of the services pursuant to this agreement so long as YCSI & JCK have not committed intentional or willful misconduct, nor acted with gross negligence, in connection with the services which form the basis of the claim for indemnification. Client further agrees that YCSI & JCK shall incur no liability on account of this Agreement or any acts or omissions arising out of or relating to this Agreement except for such intentional or willful misconduct. This paragraph shall survive the expiration or termination of this Agreement. Client also expressly indemnifies YCSI & JCK for any future liabilities, either administrative, civil, or criminal related to the improper use by Client or its assignees of any and all documentation that is provided to Client by YCSI & JCK pursuant to this Agreement. Client hereby further agrees to indemnify YCSI & JCK against any action, suit, claim or proceeding, whether civil, criminal or administrative, and against any fine, cost, levy, expense, judgment or award arising therefrom (collectively a "Claim"), in which YCSI & JCK may be involved (whether as a witness or a party) as a result of any application or document filed or processed by YCSI & JCK, on the Client's behalf, which contains any false or misleading statement or omission of material fact or which, other than through gross negligence of YCSI & JCK, violates any statute, rule or order of any US Federal, State or self-regulatory authority. Client agrees that YCSI & JCK shall have no responsibility to verify the accuracy or adequacy of any statement, document, fact or information provided to YCSI & JCK by Client or Client's attorney, accountant, representative or agents.

9. Independent Contractor Status: YCSI & JCK shall perform its services under this contract as an independent contractor and not as an employee of Client or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that YCSI & JCK shall have no authority to act for, represent or bind Client or any affiliate thereof in any manner, except as provided for expressly in this Agreement or in writing by Client.

10. Amendment and Modification: Subject to applicable laws, this Agreement may be amended, modified or supplemented only by a written agreement signed by both YCSI & JCK and Client. No oral modifications to this Agreement may be made.

11.    Entire  Agreement:   This  Agreement  contains  the   entire
  understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement. The failure by YCSI & JCK to insist on strict performance of any term or condition contained in this Agreement shall not be construed by Client as a waiver, at any time, of any rights, remedies or indemnifications, all of which shall remain in full force and effect from time of execution through eternity.

12. Agreement Binding: This Agreement shall be binding upon the heirs, executors, administrators, and successors and permitted assigns of the parties hereto. Client shall not assign its rights or delegate its duties under any term or condition set forth in this Agreement without the prior written consent of YCSI & JCK.

13. Attorney's Fees: In the event an arbitration, mediation, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney's fees to be fixed by the arbitrator, mediator, trial court and/or appellate court.

14. Severability: If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effecting during the term hereof, such provision shall be fully severable and this Agreement shall be construed as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid
  or   unenforceable  provision  or  by  its  severance   herefrom.
  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

15. Business contacts introduced by YCSI & JCK to Client: During the course of the OTCBB Quotation Exercise, YCSI & JCK will introduce directly or indirectly its business contacts to Client including but not limited to Advisors, Accountants, Lawyers and Market Maker (collectively "Business Contacts"). Client shall not, for a period of three years from the effective date of this Agreement, solicit business from or shall have it or any of its affiliates transact any business with Business Contacts without prior written consents from YCSI & JCK. Client shall report to YCSI & JCK any contact initiated by Business Contacts with Client. Nothing herein shall be construed as prohibiting YCSI & JCK from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Client.

16. Governing Law: This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Nevada, United States of America. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction within the State of Nevada, United States of America.

17. No Legal Advice: Client further agrees and understands that YCSI & JCK will not render any legal advice to Client during the course of the OTCBB Quotation Exercise.

18.     Termination  of  this  Agreement:   This  Agreement   shall
  terminate automatically on the next business day upon shares in Listing Vehicle are first quoted on the OTCBB. Early termination of this Agreement can only be effected upon signing of a Termination Agreement by YCSI & JCK and Client.

19. Reporting Responsibilities Under The Securities Exchange Act 1934 (As Amended): Client acknowledges by the acceptance of this Agreement that all periodic or special reports required under The Securities Exchange Act of 1934 (As Amended) after Listing Vehicle becomes a US SEC Reporting Company are the responsibility of the Client unless otherwise agreed to in writing by YCSI & JCK.

Signatures

Understood and Agreed:

   Client:               CEST Co., Ltd.

   Date:                 August  30,  2002

   Signature:         /s/ Young Shik Lee
                    ----------------------
   Printed Name:  Young Shik Lee

   Title:                  CEO

Agreed to and accepted for Yellowstone Corporate Services Inc.:

   Date:                 August  30,  2002


   Signature:         /s/ King K. Yu
                    --------------------
   Printed Name:  King K. Yu

   Title:                  President

Agreed to and accepted for Jupiter Capital Korea Co. Ltd.:

   Date:                  August  30,  2002


   Signature:          /s/ Chang-Suk Kim
                     ----------------------
   Printed Name:   Chang-Suk Kim

   Title:                   CEO